UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2004

SPANISH BROADCASTING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 South Bayshore Drive, PH II, Coconut Grove, Florida	33133
(Address of principal executive offices)	(Zip Code)

(305) 441-6901
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     The annual meeting of the stockholders of Spanish Broadcasting System, Inc. (the “Company”) will be held on Wednesday, June 30, 2004 (the “Annual Meeting”). The close of business on Thursday, June 3, 2004 is the record date for determining the stockholders of the Company who are entitled to notice of and to vote at the Annual Meeting.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	-	Press Release of Spanish Broadcasting System, Inc., dated May 5, 2004.

Item 12. Results of Operations and Financial Condition.

     On May 5, 2004, the Company issued a press release announcing its first quarter 2004 financial results. A copy of the press release is attached hereto as Exhibit 99.1.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC. (Registrant)
May 5, 2004	By:	/s/ Joseph A. García
Joseph A. García
Chief Financial Officer, Executive Vice President and Secretary

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Exhibit Index

Exhibit No.	Description
99.1	Press Release of Spanish Broadcasting System, Inc., dated May 5, 2004.

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